First Security Group, Inc. and Subsidiary
Consolidated Financial Highlights
(unaudited)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	As of and for the six months ended June 30,
	2015	2015	2014	2014	2014	2015	2014
	(in thousands, except per share amounts and full-time equivalent employees)
Earnings:
Net interest income	$8,258	$8,332	$7,944	$8,487	$7,545	$16,590	$14,470
Provision (credit) for loan and lease losses	$643	$707	$(221)	$11	$(270)	$1,350	$(1,242)
Non-interest income[1]	$1,881	$4,481	$3,788	$2,805	$3,030	$6,362	$5,665
Non-interest expense[1]	$10,148	$11,421	$10,900	$10,222	$10,101	$21,569	$20,546
Income tax provision	$145	$145	$131	$132	$131	$290	$263
Net (loss) income	$(797)	$540	$922	$927	$613	$(257)	$568

Earnings - Normalized:
Non-interest expense, excluding merger-related expenses	$9,632	$11,330	$10,900	$10,222	$10,101	$20,962	$20,546
Net (loss) income, excluding merger-related expenses	$(281)	$631	$922	$927	$613	$350	$568

Per Share Data:
Net (loss) income, basic	$(0.01)	$0.01	$0.01	$0.01	$0.01	$(0.00)	$0.01
Net (loss) income, diluted	$(0.01)	$0.01	$0.01	$0.01	$0.01	$(0.00)	$0.01
Book value per common share	$1.36	$1.36	$1.35	$1.32	$1.30	$1.36	$1.30

Per Share Data - Normalized:
Net income (loss) excluding merger-related expense, basic	$0.00	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01
Net income (loss) excluding merger-related expense, diluted	$0.00	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

Performance Ratios:
Return on average assets	(0.29)%	0.20%	0.36%	0.36%	0.24%	(0.05)%	0.12%
Return on average equity	(3.49)%	2.38%	4.13%	4.23%	2.86%	(0.56)%	1.34%
Efficiency ratio	100.09%	89.14%	92.91%	90.52%	95.52%	93.97%	102.04%
Non-interest income to net interest income and non-interest income	18.55%	34.97%	32.29%	24.84%	28.65%	27.72%	28.14%

Capital:
Total equity to total assets	8.25%	8.56%	8.41%	8.56%	8.55%	8.25%	8.55%

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	As of and for the six months ended June 30,
	2015	2015	2014	2014	2014	2015	2014
	(in thousands, except per share amounts and full-time equivalent employees)
Liquidity, Yields and Rates:
Interest-bearing cash - average balance	$16,151	$11,211	$9,757	$8,436	$8,997	$13,695	$11,312
Investment securities - average balance	208,105	215,693	225,253	230,297	247,459	211,878	259,941
Loans - average balance	775,608	758,215	718,917	702,271	673,175	766,960	638,927
Average Earning Assets	$999,864	$985,119	$953,927	$941,004	$929,631	$992,533	$910,180
Pure deposits[2] - average balance	$546,446	$537,543	$525,691	$493,707	$455,407	$542,019	$451,138
Core deposits[3] - average balance	693,183	687,403	680,008	654,893	622,636	690,309	623,496
Customer deposits[4] - average balance	811,892	805,054	802,837	783,996	757,704	808,492	765,477
Brokered deposits - average balance	114,895	109,734	83,490	85,369	84,021	112,328	77,150
Total deposits - average balance	$926,787	$914,788	$886,327	$869,365	$841,725	$920,820	$842,627
Total loans to total deposits	82.94%	79.53%	73.28%	75.85%	76.01%	82.94%	76.01%
Yield on earning assets	3.83%	3.89%	3.79%	4.14%	3.86%	3.86%	3.86%
Rate on customer deposits (including impact of non-interest bearing DDAs)	0.37%	0.36%	0.37%	0.37%	0.37%	0.37%	0.39%
Cost of deposits	0.45%	0.46%	0.49%	0.55%	0.59%	0.46%	0.62%
Rate on interest-bearing funding	0.61%	0.53%	0.58%	0.66%	0.68%	0.57%	0.72%
Net interest margin, taxable equivalent	3.33%	3.45%	3.32%	3.60%	3.30%	3.39%	3.26%

Non-Interest Income:
Service charges on deposits	$728	$674	$793	$778	$769	$1,402	$1,510
POS fees	466	422	426	436	439	888	840
BOLI	232	210	235	234	235	442	586
Mortgage banking income	241	212	357	462	279	453	459
Trust	313	265	245	233	235	578	435
Net gains on sales of loans	183	1,060	886	254	450	1,243	472
Interest rate swap gains	(635)	1,240	629	138	132	605	236
Other	353	390	217	260	244	743	509
Net gains on securities available-for-sale	—	8	—	10	247	8	618
Total Non-Interest Income	$1,881	$4,481	$3,788	$2,805	$3,030	$6,362	$5,665

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	As of and for the six months ended June 30,
	2015	2015	2014	2014	2014	2015	2014
	(in thousands, except per share amounts and full-time equivalent employees)
Non-Interest Expense:
Salaries and benefits	$5,319	$5,420	$5,576	$5,153	$5,225	$10,739	$10,499
Occupancy	772	798	732	814	776	1,570	1,596
Furniture and fixtures	749	665	580	565	520	1,414	1,077
Professional fees	1,392	605	888	658	690	1,997	1,289
FDIC insurance assessments	240	242	336	336	336	482	647
Write-downs on OREO and repossessions	20	143	59	289	76	163	385
Losses (Gains) on OREO, repossessions and fixed assets, net	2	3	(369)	(113)	(15)	5	(5)
Non-performing asset expenses, net	138	107	193	204	184	245	405
Data processing	545	533	618	577	506	1,078	1,094
Communications	139	116	120	129	147	255	297
Debit card fees	262	244	307	244	232	506	490
Intangible asset amortization	51	50	50	49	49	101	97
Printing and supplies	133	136	147	144	150	269	357
Advertising	150	153	147	140	135	303	269
Insurance	244	295	296	295	303	539	628
Interest rate swap loss	(636)	1,240	629	138	138	604	242
Other	628	671	591	600	649	1,299	1,179
Total Non-Interest Expense	$10,148	$11,421	$10,900	$10,222	$10,101	$21,569	$20,546

Asset Quality:
Net charge-offs (recoveries)	$(344)	$561	$(221)	$664	$(470)	$217	$(242)
Net loan charge-offs (recoveries) to average loans, annualized	(0.18)%	0.30%	(0.12)%	0.38%	(0.28)%	0.06%	(0.08)%
Non-accrual loans	$6,745	$4,150	$4,348	$4,000	$4,891	$6,745	$4,891
Other real estate owned and repossessed assets, net	$4,441	$4,207	$4,519	$5,960	$7,725	$4,441	$7,725
Loans 90 days past due	$1,416	$347	$100	$1,951	$1,083	$1,416	$1,083
Non-performing assets (NPA)	$12,602	$8,704	$8,967	$11,911	$13,699	$12,602	$13,699
NPA to total assets	1.15%	0.82%	0.84%	1.16%	1.35%	1.15%	1.35%
Non-performing loans (NPL)	$8,161	$4,497	$4,448	$5,951	$5,974	$8,161	$5,974
NPL to total loans	1.07%	0.61%	0.67%	0.89%	0.91%	1.07%	0.91%
Allowance for loan and lease losses to total loans	1.26%	1.18%	1.29%	1.29%	1.43%	1.26%	1.43%
Allowance for loan and lease losses to NPL	117.63%	192.35%	192.22%	144.51%	157.35%	117.63%	157.35%

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	As of and for the six months ended June 30,
	2015	2015	2014	2014	2014	2015	2014
	(in thousands, except per share amounts and full-time equivalent employees)
Period End Balances:
Loans, excluding HFS	$764,411	$734,478	$663,622	$666,728	$659,539	$764,411	$659,539
Allowance for loan and lease losses	$9,600	$8,650	$8,550	$8,600	$9,400	$9,600	$9,400
Loans held-for-sale	$36,107	$23,347	$72,242	$46,904	$28,547	$36,107	$28,547
Intangible assets	$34	$84	$134	$184	$233	$34	$233
Assets	$1,098,909	$1,059,278	$1,070,244	$1,027,882	$1,012,685	$1,098,909	$1,012,685
Deposits	$921,686	$923,552	$905,613	$879,029	$867,709	$921,686	$867,709
Total shareholders' equity	$90,622	$90,726	$89,980	$87,963	$86,566	$90,622	$86,566
Common stock market capitalization	$163,689	$160,332	$151,027	$132,315	$144,594	$163,689	$144,594
Full-time equivalent employees	265	262	268	264	264	265	264
Common shares outstanding	66,812	66,805	66,826	66,826	66,633	66,812	66,633

Average Balances:
Loans, including HFS	$775,608	$758,215	$718,917	$702,271	$673,175	$766,960	$638,927
Intangible assets	$66	$116	$166	$217	$265	$91	$289
Earning assets	$999,864	$985,119	$953,927	$941,004	$929,631	$992,533	$910,180
Assets	$1,085,206	$1,069,751	$1,033,327	$1,017,631	$1,006,143	$1,077,521	$986,988
Deposits	$926,787	$914,788	$886,327	$869,365	$841,725	$920,820	$842,627
Total shareholders' equity	$91,304	$90,923	$89,205	$87,656	$85,613	$91,115	$84,979
Common shares outstanding, basic - wtd	65,922	65,932	65,915	65,869	65,731	65,936	65,728
Common shares outstanding, diluted - wtd	65,922	65,932	65,950	65,874	65,737	65,936	65,732

[1] Certain amounts were reclassified between non-interest income and non-interest expense to conform with the current presentation.
[2] Pure deposits are all transaction-based accounts, including non-interest bearing DDAs, interest bearing DDAs, money market accounts and savings accounts.
[3] Core deposits are Pure deposits plus customer certificates of deposits less than $100,000.
[4] Customer deposits are total deposits less brokered deposits.

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	As of and for the six months ended June 30,
	2015	2015	2014	2014	2014	2015	2014
	(in thousands, except per share amounts and full-time equivalent employees)

Non-GAAP Reconciliation Table

Non-interest expense	$10,148	$11,421	$10,900	$10,222	$10,101	$21,569	$20,546
Merger-related expenses	516	91	—	—	—	607	—
Non-interest expense, excluding merger-related expenses	$9,632	$11,330	$10,900	$10,222	$10,101	$20,962	$20,546

Net (loss) income	$(797)	$540	$922	$927	$613	$(257)	$568
Merger-related expenses[5]	516	91	—	—	—	607	—
Net (loss) income, excluding merger-related expenses	$(281)	$631	$922	$927	$613	$350	$568

Net (loss) income, basic	$(0.01)	$0.01	$0.01	$0.01	$0.01	$(0.00)	$0.01
Impact of merger-related expenses	$(0.01)	$—	$—	$—	$—	$(0.01)	$—
Net income (loss) excluding merger-related expense, basic	$0.00	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

Net (loss) income, diluted	$(0.01)	$0.01	$0.01	$0.01	$0.01	$(0.00)	$0.01
Impact of merger-related expenses	$(0.01)	$—	$—	$—	$—	$(0.01)	$—
Net income (loss) excluding merger-related expense, diluted	$0.00	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

5 As First Security currently maintains a full valuation allowance for deferred taxes, the tax benefit of the merger-related expenses is fully offset through the valuation allowance.